UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-09096

         AmeriPrime Funds
(Exact name of registrant as specified in charter)

431 N. Pennsylvania St.
Indianapolis, IN                            46204
(Address of principal executive offices)  (Zip code)

Lynn Wood
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code:  317-917-7000

Date of fiscal year end:   06/30

Date of reporting period:  06/30/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Reports to Stockholders.

[logo] IMS Capital Management, Inc.
       ----------------------------
       Building Wealth Wisely





                                        IMS Capital Value Fund
ANNUAL REPORT                           IMS Strateic Income Fund
June 30, 2004                           IMS Strategic Allocation Fund




www.imscapital.com                  8995 S.E. Otty Road, Portland, Oregon 97266
Registered Investment Advisors              (503) 788-4200
since 1988

                             Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to present the annual report for the IMS family of no load funds. This report covers the financial results and investment activity for IMS Capital Value Fund and IMS Strategic Allocation Fund for the 12 months ended June 30, 2004, and IMS Strategic Income Fund for the 10 months ended June 30, 2004.

The Funds Continue to Grow
The last calendar year saw the end of a remarkable rally in the stock market following three calendar years of negative returns. Our equity funds, the IMS Capital Value Fund and the IMS Strategic Allocation Fund, participated in this rally and continued to hold their own when the market began to consolidate in January.

Since the beginning of 2004, IMS Capital Value Fund net assets have grown by $30 million or 50%, due to a combination of positive investment results and additional shareholder purchases. The Fund was featured in several prominent industry publications during the period, including the February 2, 2004 issue of Forbes, as well as BusinessWeek online, and the June issue of Money, which recognized the Fund as one of the ten best performing mid cap funds for the three years ended April 8, 2004 (#9 out of 1,079 funds, based on total return).

The IMS Strategic Allocation Fund net assets have grown by $9 million or 80% since the beginning of 2004 as its unique strategy gained favor with investors seeking professional, active allocation of their assets.

The IMS Strategic Income Fund net assets grew by $10 million or 24% during the period as more investors seeking higher yields invested in the Fund. We believe this Fund is well-positioned for higher interest rates in the coming fiscal year.

The Backdrop for Performance
Economically, the period was marked by escalating oil prices, conflict in Iraq, fears of rising rates and inflation concerns. The broad stock market, as measured by the S&P 500, returned 3.44% for the six months and 19.11% for the year ending June 30. Small stocks fared better with the Russell 2000 posting a return of 6.76% for the six months and 33.37% for the year. Although small and mid cap stocks clearly led the rally, which started in March 2003, they were the first to stumble as the market consolidated. However, we believe small and mid cap stocks will resume their leadership when the equity markets advance.

In the meantime, the Federal Reserve Board raised rates a quarter point during its June 30th meeting. Long priced into the market, the 0.25% rate hike prompted the S&P 500 to jump the same day and bond yields actually declined, leading us to believe that short-term rates will reflect the bulk of the Fed hike, and long-term rates will remain stable to slightly higher in coming months.

As we head into a presidential election, we believe that the market will improve as earnings estimates have been rising and we think there is more good news in store. We continue to manage the Funds for superior risk adjusted investment results and we are optimistic that long-term investors in the Funds will be rewarded.

The following pages contain a detailed discussion about the activity in each fund over the last year. If you have any questions about the Funds or your account with us, please do not hesitate to call Shareholder Services at 1-800-934-5550. As always, we thank you for your continuing confidence and trust in IMS Capital Management.

Sincerely,


/s/ Carl Marker                                 /s/ Arthur Nunes

Carl W. Marker                                  Arthur G. Nunes
Portfolio Manager                               Portfolio Manager

                      Management's Discussion and Analysis

IMS Capital Value Fund

For the 12 months ended June 30, 2004, the IMS Capital Value Fund gained 31.46% compared to the Russell MidCap Value Index, which gained 30.81%. During the period, the Fund continued to maintain broad exposure to the major equity market sectors, and we worked diligently to put new cash flow to work in undervalued mid cap stocks showing signs of positive momentum.

As part of our strategy during the period, we increased the Fund's health care position with the addition of LifePoint Hospitals. Established in 1999 as a spin-off of HCA - The Healthcare Company, LifePoint owns and operates general acute care hospitals located in growing non-urban areas. In most cases, the LifePoint facility is the only hospital in the community.

In other additions to the Fund, we initiated a position in Equifax, as a combination financial services and information technology play. With a 100+ year history, Equifax enables and secures global commerce through information management and marketing services, serving customers across a wide range of industries including the financial services, retail, healthcare, telecommunications/utilities, brokerage, insurance and government industries. Equifax also helps consumers to manage and protect their financial health through credit scoring and reporting services.

In other activity, we added to our financial services holdings with a new position in CheckFree. CheckFree is a leading provider of financial electronic commerce services and products and has relationships with financial institutions, Web portals and organizations that issue regular bills or statements, which give consumers the ability to receive and pay bills online.

Existing positions that contributed to fund performance included CenturyTel in the telecommunications area, which underperformed early in the period, but was later upgraded by analysts in the second quarter and its price increased significantly as a result.

Sectors contributing positively to the Fund during the period included energy (due to rising oil prices) and basic materials and capital goods, which benefited from strong manufacturing activity as the economy improved.

Areas that caused the Fund to give back some of its gains included health care, where Watson Pharmaceuticals announced a management change and an earnings warning. The financial sector did not hold up well toward the end of the period, and a couple of our financial stocks missed their earnings projections, including E*Trade.

Lastly, in the technology sector, our LSI Logic holding suffered after it warned of lower sales.

Looking ahead, we believe that the stock market will slowly digest lingering uncertainties about Iraq, interest rates and the upcoming presidential election as it gains confidence about generally positive earnings reports. In this environment, we will work hard to find those undervalued mid cap stocks whose fundamentals are actively recovering.

Thank you for your investment in IMS Capital Value Fund.

/s/ Carl Marker

Carl W. Marker
Portfolio Manager

                               Investment Results

                                            Average Annual Total Returns
                                         (for periods ended June 30, 2004)

                                                                 Since Inception
                                    One Year       Five Year    (August 5, 1996)
                                   ------------   ------------  ----------------

IMS Capital Value Fund*                 31.46%         11.17%         13.23%

Russell Mid-Cap Value Index**           30.81%          8.62%         12.98%

     The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

     * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

     ** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell Mid-Cap Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

 Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund
                      and the Russell Mid-Cap Value Index

                           IMS Capital            Russell Mid-Cap
                           Value Fund             Value Index
                            ($26,643)             ($26,250)


       8/5/96              10,000.00             10,000.00
      6/30/97              12,450.00             13,071.39
      6/30/98              13,235.11             16,437.28
      6/30/99              15,692.44             17,362.08
      6/30/00              16,695.52             15,989.03
      6/30/01              17,315.89             19,814.44
      6/30/02              17,134.49             20,195.33
      6/30/03              20,267.05             20,066.61
      6/30/04              26,642.78             26,249.72

The chart above assumes an initial investment of $10,000 made on August 5, 1996 (commencement of Fund operations) and held through June 30, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

For the 12 months ended June 30, 2004, the IMS Strategic Allocation Fund gained 17.60% compared to the S&P 500's gain of 19.09%. The Fund's strategy for the period was to maintain broad exposure to the equity market with particular emphasis in small and mid-cap stocks, which led the market rally. However, when the market began to consolidate in January, small and mid-cap stocks led the way, which contributed to the Fund's underperformance during the period.

The Fund also maintained overweighted positions in specific sectors (technology, oil, banking) up until the second calendar quarter, when they were sold off. Our reasoning for concentrating in these individual sectors is that they tend to outperform the broader market when the market is advancing. We trim back if the market retreats, because individual sectors can be more volatile in such climates.

In addition, we are maintaining some exposure to Japan and Asia on the positive news coming out of their economies. We believe the domestic equity market will resume its forward momentum as investors focus on an improving economy and accelerating corporate profits. In addition, the Fund continues to overweight small and mid-cap stocks, because we believe they will be among the strongest performers once the market resumes its advance.

Thank you for your investment in IMS Strategic Allocation Fund.

/s/ Arthur Nunes                        /s/ Carl Marker

Arthur G. Nunes                          Carl W. Marker
Co-Portfolio Manager                     Co-Portfolio Manager

                               Investment Results

                                          Average Annual Total Returns
                                       (for periods ended June 30, 2004)

                                                      Since Inception
                                     One Year       (November 5, 2002)
                                   --------------  ----------------------

IMS Strategic Allocation Fund*            17.60%          13.93%

S&P 500 Index**                           19.09%          16.30%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Allocation
                           Fund and the S&P 500 Index

                        IMS Strategic             S&P 500
                        Allocation Fund            Index
                           ($12,419)             ($12,834)


      11/5/02              10,000.00             10,000.00
     12/31/02               9,660.00              9,643.31
      3/31/03               9,070.00              9,339.62
      6/30/03              10,560.00             10,776.57
      9/30/03              10,750.00             11,061.79
     12/31/03              12,105.81             12,406.71
      3/31/04              12,560.16             12,616.69
      6/30/04              12,418.81             12,833.59


The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

During the 10 months ended June 30, 2004, the IMS Strategic Income Fund posted a return of 0.33%, compared to its benchmark, the Merrill Lynch US Corporate Master Index, which posted 4.10% for the same period.

The threat of rising interest rates held back several holdings in the Fund during the period. After a long, profitable run, for instance, REITs declined on interest rate concerns, and therefore, we sold them. We also sold our investment-grade bonds and closed end bond funds, which are more sensitive to rising rates, and our exposure to them contributed to the Fund's underperformance. Additionally, we trimmed our preferred stocks, except for a few that have relatively high coupons.

Proceeds from the sale of these securities were redeployed into high yield bonds, oil royalty trusts and business trusts. Business trusts are similar to REITs, in that they are required to pay out most of their income to investors, but they do not pose the same interest rate risk.

Lastly, we increased our weighting in high dividend common stocks. We continued to write covered calls on most of our stock holdings to generate additional income.

We believe these portfolio changes have positioned the Fund for a gradually rising interest rate environment, as we are focused on delivering high, consistent income to shareholders.

Thank you for your investment in IMS Strategic Income Fund.

/s/ Carl Marker

Carl W. Marker
Portfolio Manager

                               Investment Results

                                                 Average Annual Total Returns
                                               (for periods ended June 30, 2004)

                                  Ten Months                  Since Inception
                               (9/1/03-6/30/04)  One Year    (November 5, 2002)
                             ------------------  ----------  -------------------

IMS Strategic Income Fund*          0.33%          -1.18%           9.74%

Merrill Lynch US Corporate
   Master Index**                   4.10%           0.49%           7.82%


The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Merrill Lynch US Corporate Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

  Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income
              Fund and the Merrill Lynch US Corporate Master Index


                         IMS Strategic           Merrill Lynch US
                           Income Fund         Corporate Master Index
                            ($11,669)             ($11,334)


      11/5/02              10,000.00             10,000.00
     12/31/02              10,566.73             10,478.40
      3/31/03              11,700.06             10,743.75
      6/30/03              11,808.85             11,278.43
      9/30/03              11,657.77             11,275.73
     12/31/03              11,946.13             11,349.15
      3/31/04              12,093.05             11,723.70
      6/30/04              11,669.08             11,333.77



The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Funds
IMS Capital Value Fund
Schedule of Investments
June 30, 2004

Common Stocks - 99.33%                                                                   Shares                    Value
                                                                                    ------------------     ----------------------

Aerospace Technologies - 2.03%
Alliant Techsystems, Inc. (a)                                                                  28,300                $ 1,792,522
                                                                                                           ----------------------

Banks & Financial Services - 10.67%
First Horizon National Corp.                                                                   34,100                  1,550,527
Huntington Bancshares, Inc.                                                                   128,700                  2,947,230
T. Rowe Price Associates, Inc.                                                                 27,000                  1,360,800
A.G. Edwards, Inc.                                                                             45,000                  1,531,350
E*Trade Group, Inc. (a)                                                                       184,100                  2,052,715
                                                                                                           ----------------------
                                                                                                                       9,442,622
                                                                                                           ----------------------

Chemicals - 4.45%
Monsanto Company                                                                               42,900                  1,651,650
Cytec Industries, Inc.                                                                         50,200                  2,281,590
                                                                                                           ----------------------
                                                                                                                       3,933,240
                                                                                                           ----------------------

Communications - 5.90%
XM Satellite Radio Holdings, Inc. - Class A (a)                                                28,900                    788,681
Harris Corp.                                                                                   29,200                  1,481,900
Centurytel, Inc.                                                                               65,900                  1,979,636
Sprint Corp.                                                                                   55,200                    971,520
                                                                                                           ----------------------
                                                                                                                       5,221,737
                                                                                                           ----------------------

Computer Related Services & Equipment - 12.71%
CheckFree Corp. (a)                                                                            27,300                    819,000
Computer Sciences Corp.  (a)                                                                   77,700                  3,607,611
Convergys Corp. (a)                                                                            81,300                  1,252,020
Unisys Corp. (a)                                                                              209,200                  2,903,696
SunGard Data Systems, Inc. (a)                                                                 60,400                  1,570,400
Amdocs Ltd. (a)                                                                                46,700                  1,094,181
                                                                                                           ----------------------
                                                                                                                      11,246,908
                                                                                                           ----------------------

Electrical Components - 3.29%
American Power Conversion, Inc.                                                                48,000                    943,200
LSI Logic Corp. (a)                                                                           258,600                  1,970,532
                                                                                                           ----------------------
                                                                                                                       2,913,732
                                                                                                           ----------------------

Energy - 4.68%
Great Plains Energy, Inc.                                                                      52,600                  1,562,220
Amerada Hess Corp.                                                                             32,600                  2,581,594
                                                                                                           ----------------------
                                                                                                                       4,143,814
                                                                                                           ----------------------

Food & Beverage - 12.79%
PepsiAmericas, Inc.                                                                           108,200                  2,298,168
Adolph Coors Company                                                                           41,000                  2,965,940
Tyson Foods, Inc.                                                                             288,900                  6,052,455
                                                                                                           ----------------------
                                                                                                                      11,316,563
                                                                                                           ----------------------

Healthcare - 13.76%
Humana, Inc. (a)                                                                              121,600                  2,055,040
PacifiCare Health Systems, Inc. (a)                                                            64,600                  2,497,436
Gentiva Health Services, Inc. (a)                                                             103,900                  1,689,414
LifePoint Hospitals, Inc. (a)                                                                  46,000                  1,712,120
Manor Care, Inc.                                                                               62,100                  2,029,428
Apria Healthcare Group, Inc. (a)                                                               76,300                  2,189,810
                                                                                                           ----------------------
                                                                                                                      12,173,248
                                                                                                           ----------------------


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Capital Value Fund
Schedule of Investments - continued
June 30, 2004

Common Stocks - 99.33% - continued                                                       Shares                    Value
                                                                                    ------------------     ----------------------

Insurance - 10.42%
Aon Corp.                                                                                      87,800           $      2,499,666
Lincoln National Corp.                                                                         59,100                  2,792,475
Loews Corp.                                                                                    21,300                  1,277,148
Nationwide Financial Services, Inc. - Class A                                                  70,400                  2,647,744
                                                                                                           ----------------------
                                                                                                                       9,217,033
                                                                                                           ----------------------

Miscellaneous Furniture & Fixtures - 1.51%
Hillenbrand Industries, Inc.                                                                   22,100                  1,335,945
                                                                                                           ----------------------

Personal Services - 8.73%
Cendant Corp.                                                                                  28,000                    685,440
Equifax, Inc.                                                                                  69,200                  1,712,700
H & R Block, Inc.                                                                              31,600                  1,506,688
Service Corporation International (a)                                                         518,300                  3,819,871
                                                                                                           ----------------------
                                                                                                                        7,724,699
                                                                                                           ----------------------

Pharmaceutical Goods - 4.63%
King Pharmaceuticals, Inc. (a)                                                                150,700                  1,725,515
Watson Pharmaceuticals, Inc. (a)                                                               31,200                    839,280
Bausch & Lomb, Inc.                                                                            23,500                  1,529,145
                                                                                                           ----------------------
                                                                                                                       4,093,940
                                                                                                           ----------------------

Refuse Systems - 1.69%
Republic Services, Inc.                                                                        51,700                  1,496,198
                                                                                                           ----------------------

Retail  - 2.07%
Schein Henry, Inc. (a)                                                                          7,000                    441,980
Rite Aid Corp. (a)                                                                            266,000                  1,388,520
                                                                                                           ----------------------
                                                                                                                       1,830,500
                                                                                                           ----------------------

TOTAL COMMON STOCKS (Cost $74,899,803)                                                                                87,882,701
                                                                                                           ----------------------

Preferred Stocks - 0.00%
Metropolitan Mortgage & Securities, 9.99% (b)                                                  25,000                          -
                                                                                                           ----------------------

TOTAL PREFERRED STOCKS (Cost $482,325)                                                                                         -
                                                                                                           ----------------------

Money Market Securities - 0.80%
First American Prime Obligations Fund, 0.87%  (c)                                             704,895                    704,895
                                                                                                           ----------------------

TOTAL MONEY MARKET SECURITIES (Cost $704,895)                                                                            704,895
                                                                                                           ----------------------

TOTAL INVESTMENTS (Cost $76,087,023) - 100.13%                                                                   $    88,587,596
                                                                                                           ----------------------

Liabilities in excess of other assets - (0.13)%                                                                         (112,184)
                                                                                                           ----------------------

TOTAL NET ASSETS - 100.00%                                                                                       $    88,475,412
                                                                                                           ======================

(a) Non-income producing.
(b) Security valued at zero due to bankruptcy.
(c) Variable rate security; the coupon rate shown represents the rate at June 30, 2004.


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Allocation Fund
Schedule of Investments
June 30, 2004

Exchange Traded Funds - 61.69%                                                            Shares                   Value
                                                                                    ------------------     ----------------------

iShares S&P MidCap 400 / BARRA Growth Index Fund                                           6,000                       $ 748,740
iShares S&P MidCap 400 / BARRA Value Index Fund                                            6,400                         747,200
iShares MSCI Japan Index Fund                                                             85,000                         902,700
iShares S&P 500 / BARRA Value Index Fund                                                   9,100                         521,794
iShares S&P SmallCap 600 / BARRA Value Index Fund                                          8,700                         954,390
iShares S&P SmallCap 600 / BARRA Growth Index Fund                                         9,800                         956,382
iShares S&P 500 / BARRA Growth Index Fund                                                  8,700                         494,334
iShares MSCI Pacific ex-Japan Index Fund                                                   5,200                         380,692
Rydex S&P Equal Weight ETF                                                                47,300                       6,761,535
                                                                                                           ----------------------

TOTAL EXCHANGE TRADED FUNDS (Cost $11,740,063)                                                                        12,467,767
                                                                                                           ----------------------

Mutual Funds - 24.10%
Rydex Series - Biotechnology Fund                                                         41,347                         834,802
Rydex Series Trust - Nova Fund                                                            77,805                       1,919,451
Rydex Series - Medius Fund                                                                29,304                         833,114
Rydex Series - Mekros Fund                                                                48,801                       1,284,445
                                                                                                           ----------------------

TOTAL MUTUAL FUNDS (Cost $4,775,000)                                                                                   4,871,812
                                                                                                           ----------------------

Money Market Securities - 12.98%
First American Prime Obligations Fund, 0.87%  (a)                                      2,624,269                       2,624,269
                                                                                                           ----------------------

TOTAL MONEY MARKET SECURITIES (Cost $2,624,269)                                                                        2,624,269
                                                                                                           ----------------------

TOTAL INVESTMENTS (Cost $19,139,332) - 98.77%                                                                       $ 19,963,848
                                                                                                           ----------------------

Other assets in excess of liabilities - 1.23%                                                                            248,608
                                                                                                           ----------------------

TOTAL NET ASSETS - 100.00%                                                                                          $ 20,212,456
                                                                                                           ======================

(a) Variable rate security; the coupon rate shown represents the yield at June 30, 2004.


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments
June 30, 2004

Common Stocks - 26.39%                                                                   Shares                    Value
                                                                                    ------------------     ----------------------

Automotive Parts - 1.05%
Genuine Parts Company (a)                                                                      13,600             $      539,648
                                                                                                           ----------------------

Tobacco Products - 0.92%
UST, Inc. (a)                                                                                  13,100                    471,600
                                                                                                           ----------------------

Chemicals - 0.97%
Olin Corp. (a)                                                                                 28,200                    496,884
                                                                                                           ----------------------

Crude Petroleum & Natural Gas - 7.02%
Enterprise Products Partners LP (a)                                                            33,900                    720,375
Hugoton Royalty Trust                                                                          35,500                    811,530
Pengrowth Energy Trust                                                                         54,000                    754,920
Provident Energy Trust                                                                         91,600                    706,236
Petrofund Energy Trust                                                                         54,550                    609,323
                                                                                                           ----------------------
                                                                                                                       3,602,384
                                                                                                           ----------------------

Firearms - 1.01%
Sturm, Ruger & Company, Inc. (a)                                                               43,000                    520,730
                                                                                                           ----------------------

Investment Advice - 3.71%
Alliance Capital Management Holding LP (a)                                                     31,400                  1,066,030
JPMorgan Chase & Co. (a)                                                                       21,600                    837,432
                                                                                                           ----------------------
                                                                                                                       1,903,462
                                                                                                           ----------------------

Food & Beverage - 3.21%
ConAgra Foods, Inc. (a)                                                                        26,800                    725,744
H.J. Heinz Company (a)                                                                         23,500                    921,200
                                                                                                           ----------------------
                                                                                                                       1,646,944
                                                                                                           ----------------------

Pharmaceutical Preparations - 1.60%
Bristol-Myers Squibb Co. (a)                                                                   33,400                    818,300
                                                                                                           ----------------------

Packaging Products - 2.10%
Chesapeake Corp. (a)                                                                           21,400                    570,952
Tupperware Corp. (a)                                                                           26,200                    509,066
                                                                                                           ----------------------
                                                                                                                       1,080,018
                                                                                                           ----------------------

Services - 3.05%
R.R. Donnelly & Sons Company (a)                                                               16,600                    548,132
GATX Corp.                                                                                     19,000                    516,800
The ServiceMaster Company (a)                                                                  40,700                    501,424
                                                                                                           ----------------------
                                                                                                                       1,566,356
                                                                                                           ----------------------

Telephone Communications  - 1.75%
SBC Communications, Inc. (a)                                                                   37,100                    899,675
                                                                                                           ----------------------

TOTAL COMMON STOCKS (Cost $13,810,986)                                                                                13,546,001
                                                                                                           ----------------------


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments - Continued
June 30, 2004

                                                                                            Shares                    Value
                                                                                    ------------------     ----------------------

Preferred Securities - 8.14%
Ameren Corp., 9.750%                                                                           43,000             $    1,144,875
AES Trust III, 6.750%                                                                          11,500                    493,063
Electronic Data Systems Corp., 7.625%                                                          55,400                    948,725
Hillman Group Capital Trust, 11.600%                                                           29,700                    801,900
United Rentals Trust, 6.500%                                                                   11,500                    506,000
Metropolitan Mortgage & Securities, Inc., 9.9984% (b)                                         118,400                          -
Western United Holding, 8.5008% (c)                                                            26,804                    284,658
                                                                                                           ----------------------

TOTAL PREFERRED SECURITIES (Cost $7,643,229)                                                                           4,179,221
                                                                                                           ----------------------
Mutual Funds - 42.73%

Open End Mutual Funds - 38.33%
Rydex Series - Juno Fund                                                                      308,895                  6,486,792
J.P. Morgan Fleming Emerging Markets Debt Fund                                                393,706                  3,515,793
Fidelity Advisor Floating-Rate High Income Fund                                               440,766                  4,367,990
Eaton Vance Floating-Rate High Income Fund                                                    233,402                  2,257,002
TransForce Income Fund                                                                         62,500                    503,125
Specialty Foods Group Income Fund                                                             114,000                    560,880
KCP Income Fund                                                                                74,000                    488,400
Connors Bros. Income Fund                                                                      41,600                    512,096
Arctic Glacier Income Fund                                                                     55,500                    486,180
ACS Media Income Fund                                                                          66,600                    499,500
                                                                                                           ----------------------
                                                                                                                      19,677,758
                                                                                                           ----------------------

Closed End Mutual Funds - 4.40%
ING Senior Income Fund                                                                        145,978                  2,258,272
                                                                                                           ----------------------

TOTAL MUTUAL FUNDS (Cost $22,041,412)                                                                                 21,936,030
                                                                                                           ----------------------

                                                                                        Principal
                                                                                         Amount
                                                                                    ------------------
Corporate Bonds - 21.45%
Bally Total Fitness Holdings, Series D, 9.875%, 10/15/2007                                $ 1,300,000                  1,085,500
Goodyear Tire & Rubber Notes, 8.500%, 3/15/2007                                               580,000                    593,050
Land O Lakes, Inc., 8.750%, 11/15/2011                                                      1,500,000                  1,387,500
Charter Communications Holdings, LLC, 10.750%, 10/1/2009                                    1,000,000                    845,000
Dobson Communications Corp., 8.875%, 10/1/2013                                                600,000                    459,000
Trico Marine Services, Inc., 8.875%, 5/15/2012 (d)                                            800,000                    428,000
Winn-Dixie Stores, Inc., 8.875%, 4/1/2008                                                   2,600,000                  2,470,000
Sonat, Inc., 7.625%, 7/15/2011                                                                600,000                    538,500
Tenet Healthcare Corp., 6.375%, 12/1/2011                                                     600,000                    528,000
Level 3 Communications, Inc., 11.250%, 3/15/2010                                            2,000,000                  1,595,000
JL French Automotive Castings, Inc., Series B, 11.500%, 6/1/2009                              670,000                    458,950
Lucent Technologies, 6.450%, 3/15/2029                                                        800,000                    622,000
                                                                                                           ----------------------

TOTAL CORPORATE BONDS (Cost $11,076,582)                                                                              11,010,500
                                                                                                           ----------------------


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments - Continued
June 30, 2004

                                                                                            Shares                    Value
                                                                                    ------------------     ----------------------

Certificates of Deposit - 0.00%
Summit Securities CD, 8.50%, 11/29/2007 (e)                                                   250,000             $            -
Summit Securities CD, 8.50%, 12/26/2007 (e)                                                   300,000                          -
                                                                                                           ----------------------

TOTAL CERTIFICATES OF DEPOSIT (Cost $550,000)                                                                                  -
                                                                                                           ----------------------

                                                                                         Shares
                                                                                    ------------------
Money Market Securities - 0.84%
First American Prime Obligations Fund, 0.87%  (f)                                             430,097                    430,097
                                                                                                           ----------------------

TOTAL MONEY MARKET SECURITIES (Cost $430,097)                                                                            430,097
                                                                                                           ----------------------

TOTAL INVESTMENTS (Cost $55,552,306) - 99.55%                                                                    $    51,101,849
                                                                                                           ----------------------

Cash and other assets in excess of liabilities - 0.45%                                                                   232,545
                                                                                                           ----------------------

TOTAL NET ASSETS - 100.00%                                                                                       $    51,334,394
                                                                                                           ======================

(a) Portion of security is pledged as collateral for call options written.
(b) Security valued at zero due to bankruptcy.
(c) Subsidiary companies have filed bankruptcy.
(d) Issue in default.
(e) Company has filed bankruptcy. All interest and principal payments have been halted.
(f) Variable rate security; the coupon rate shown represents the rate at June 30, 2004.


See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments - Continued
June 30, 2004

Options Written as of June 30, 2004
                                                                                         Shares
                                                                                         Subject
Common Stocks / Expiration Date @ Exercise Price                                         to Call                   Value
---------------------------------------------------------------------------------   ------------------     ----------------------

Alliance Capital Management Holding LP / July 2004 @ 35                                        31,400                    $ 4,710
Bristol-Myers Squibb Co. / September 2004 @ 27.50                                              33,400                      5,010
Chesapeake Corp. / August 2004 @ 25                                                            21,400                     32,100
ConAgra Foods, Inc. / September 2004 @ 30                                                      26,800                      2,680
Enterprise Products Partners LP / September 2004 @ 22.50                                        5,000                        750
Genuine Parts Company / August 2004 @ 40                                                       13,600                     10,880
H.J. Heinz Company / September 2004 @ 40                                                       23,500                     14,100
JPMorgan Chase & Co. / August 2004 @ 40                                                        21,600                     10,800
Olin Corp. / August 2004 @ 17.50                                                               28,200                     16,920
R.R. Donnelly & Sons Company / September 2004 @ 35                                             16,600                      8,300
SBC Communications, Inc. / October 2004 @ 27.50                                                37,100                      3,710
Sturm, Ruger & Company, Inc. / July 2004 @ 12.50                                               43,000                      8,600
The ServiceMaster Company / July 2004 @ 12.50                                                  40,700                      4,070
Tupperware Corp. / October 2004 @ 20                                                           26,200                     18,340
UST, Inc. / October 2004 @ 40                                                                  13,100                      3,275
                                                                                                           ----------------------

TOTAL CALL OPTIONS WRITTEN (Premiums received $135,736)                                                                $ 144,245
                                                                                                           ----------------------

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Assets and Liabilities
June 30, 2004

                                                                            IMS Capital       IMS Strategic        IMS Strategic
                                                                            Value Fund       Allocation Fund        Income Fund
                                                                          ----------------  -------------------  ------------------

Assets
Investments in securities:
   At cost                                                                   $ 76,087,023         $ 19,139,332        $ 55,552,306
                                                                          ================  ===================  ==================
   At value                                                                  $ 88,587,596         $ 19,963,848        $ 51,101,849

Cash                                                                                    -                    -               5,512
Interest receivable                                                                 1,200                2,145             270,023
Dividends receivable                                                               69,085               27,763             118,546
Receivable for fund shares sold                                                   439,348              246,472             128,591
Receivable for investments sold                                                         -                    -              18,249
Prepaid expenses                                                                   14,059                2,570               8,153
                                                                          ----------------  -------------------  ------------------
     Total assets                                                              89,111,288           20,242,798          51,650,923
                                                                          ----------------  -------------------  ------------------

Liabilities
Call options written (premiums received $135,736)                                       -                    -             144,245
Payable to advisor                                                                110,860                9,934              64,094
Payable for fund shares redeemed                                                  489,557                    -              86,281
Payable to trustees                                                                     -                   13                  34
Accrued expenses                                                                   35,459               20,395              21,875
                                                                          ----------------  -------------------  ------------------
     Total liabilities                                                            635,876               30,342             316,529
                                                                          ----------------  -------------------  ------------------


Net Assets:                                                                  $ 88,475,412         $ 20,212,456        $ 51,334,394
                                                                          ================  ===================  ==================

Net Assets consist of:
Paid in capital                                                              $ 71,930,195         $ 18,876,175        $ 53,674,188
Accumulated undistributed net realized gain on investments                      4,044,644              511,765           2,119,172
Net unrealized appreciation/(depreciation) on investments                      12,500,573              824,516          (4,458,966)
                                                                          ----------------  -------------------  ------------------

                                                                             $ 88,475,412         $ 20,212,456        $ 51,334,394
                                                                          ================  ===================  ==================

Shares outstanding                                                              4,928,012            1,642,743           4,890,444
                                                                          ----------------  -------------------  ------------------
    (unlimited number of shares authorized)

Net asset value and offering
  price per share                                                                 $ 17.95              $ 12.30             $ 10.50
                                                                          ================  ===================  ==================

Redemption price per share (a)                                                    $ 17.86              $ 12.24             $ 10.45
                                                                          ================  ===================  ==================

(a) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Operations
Year ended June 30, 2004

                                                                   IMS Capital              IMS Strategic           IMS Strategic
                                                                   Value Fund              Allocation Fund           Income Fund (a)
                                                                 -------------------    ----------------------    ------------------


Investment Income
Dividend income                                                       $ 579,359                  $ 74,653           $ 2,030,212
Interest income                                                          12,779                     6,671               894,201
                                                                 -------------------    ----------------------    ------------------
  Total Income                                                          592,138                    81,324             2,924,413
                                                                 -------------------    ----------------------    ------------------

Expenses
Investment advisor fee                                                  754,922                   143,707               451,167
Administration expenses                                                  56,333                    30,000                31,955
Transfer agent expenses                                                  34,014                    20,094                19,135
Fund accounting expenses                                                 25,748                    16,573                17,108
Registration expenses                                                    13,452                     2,141                 7,104
Legal expenses                                                           12,859                     9,016                 7,475
Custodian expenses                                                       18,444                     5,601                10,426
Audit expenses                                                           10,806                     8,227                10,349
Insurance expenses                                                        4,743                     1,186                 2,074
Pricing expenses                                                          4,022                     2,574                 2,883
Miscellaneous expenses                                                   16,724                     4,274                10,882
Printing expenses                                                         4,750                     4,562                 1,784
Trustees expenses                                                         1,954                     2,285                 2,476
Advisor reimbursement recouped (b)                                            -                         -                11,550
                                                                  ------------------    ----------------------    ------------------
  Total Expenses                                                        958,771                   250,240               586,368
Waived advisory fees (b)                                                 (3,511)                  (17,684)                    -
Waived adminstrator fees                                                      -                    (8,424)                    -
                                                                  ------------------    ----------------------    ------------------
Net operating expenses                                                  955,260                   224,132               586,368
                                                                  ------------------    ----------------------    ------------------
Net Investment Income/(Loss)                                           (363,122)                 (142,808)            2,338,045
                                                                  ------------------    ----------------------    ------------------


Realized & Unrealized Gain/(Loss)
Net realized gain on investment securities                            6,421,483                   717,462             2,236,637
Net realized gain/(loss) on option transactions                         (26,707)                        -                49,995
Capital gain income from investment companies                                 -                         -                46,225
Net change in unrealized appreciation/(depreciation)
   on investment securities                                           6,896,162                   603,978            (4,917,961)
                                                                  ------------------    ----------------------    ------------------
Net realized and unrealized gain/(loss) on investment securities     13,290,938                 1,321,440            (2,585,104)
                                                                  ------------------    ----------------------    ------------------
Net increase/(decrease) in net assets resulting from operations    $ 12,927,816               $ 1,178,632            $ (247,059)
                                                                  ==================    ======================    ==================

(a) For the period September 1, 2003 through June 30, 2004.
(b) See note 3 to the financial statements.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Changes In Net Assets

                                                                                      IMS Capital
                                                                                       Value Fund
                                                                   ----------------------------------------------


                                                                        Year ended                Year ended
Increase/(Decrease) in Net Assets due to:                              June 30, 2004            June 30, 2003
                                                                   ----------------------     -------------------
Operations
  Net investment loss                                                         $ (363,122)          $     (61,015)
  Net realized gain on investment securities                                   6,421,483                 320,703
  Net realized (loss) on option transactions                                     (26,707)               (236,581)
  Net change in unrealized appreciation/(depreciation)                         6,896,162               4,174,278
                                                                   ----------------------     -------------------
  Net increase in net assets resulting from operations                        12,927,816               4,197,385
                                                                   ----------------------     -------------------
Distributions
  From net investment income                                                           -                 (39,209)
  From net realized gain                                                      (1,560,781)                      -
  From return of capital                                                               -                 (31,729)
                                                                   ----------------------     -------------------
  Total distributions                                                         (1,560,781)                (70,938)
                                                                   ----------------------     -------------------
Capital Share Transactions
  Proceeds from shares sold                                                   60,376,393              14,575,612
  Reinvestment of distributions                                                1,544,187                  68,638
  Amount paid for shares repurchased                                         (16,217,001)             (4,509,797)
                                                                   ----------------------     -------------------
  Net increase in net assets resulting
     from share transactions                                                  45,703,579              10,134,453
                                                                   ----------------------     -------------------
Total Increase in Net Assets                                                  57,070,614              14,260,900
                                                                   ----------------------     -------------------

Net Assets
  Beginning of period                                                         31,404,798              17,143,898
                                                                   ----------------------     -------------------

  End of period                                                             $ 88,475,412            $ 31,404,798
                                                                   ======================     ===================

  Accumulated undistributed net investment income
    included in net assets at end of period                                          $ -                     $ -
                                                                   ----------------------     -------------------

Capital Share Transactions
  Shares sold                                                                  3,546,820               1,185,162
  Shares issued in reinvestment of distributions                                  93,986                   6,063
  Shares repurchased                                                            (947,930)               (393,648)
                                                                   ----------------------     -------------------

  Net increase in capital shares                                               2,692,876                 797,577
                                                                   ======================     ===================

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Changes In Net Assets - continued


                                                                                      IMS Strategic
                                                                                     Allocation Fund
                                                                   ----------------------------------------------


                                                                        Year ended               Period ended
Increase/(Decrease) in Net Assets due to:                              June 30, 2004            June 30, 2003    (a)
                                                                   ----------------------     -------------------
Operations
  Net investment loss                                                    $      (142,808)              $ (13,066)
  Net realized gain on investment securities                                     717,462                  47,861
  Net change in unrealized appreciation/(depreciation)                           603,978                 220,538
                                                                   ----------------------     -------------------
  Net increase in net assets resulting from operations                         1,178,632                 255,333
                                                                   ----------------------     -------------------
Distributions
  From net realized gain                                                         (97,684)                      -
                                                                   ----------------------     -------------------
  Total distributions                                                            (97,684)                      -
                                                                   ----------------------     -------------------
Capital Share Transactions
  Proceeds from shares sold                                                   17,760,420               4,095,810
  Reinvestment of distributions                                                   96,390                       -
  Amount paid for shares repurchased                                          (2,625,664)               (450,781)
                                                                   ----------------------     -------------------
  Net increase in net assets resulting
     from share transactions                                                  15,231,146               3,645,029
                                                                   ----------------------     -------------------
Total Increase in Net Assets                                                  16,312,094               3,900,362
                                                                   ----------------------     -------------------

Net Assets
  Beginning of period                                                          3,900,362                       -
                                                                   ----------------------     -------------------

  End of period                                                             $ 20,212,456             $ 3,900,362
                                                                   ======================     ===================

  Accumulated undistributed net investment income
    included in net assets at end of period                                          $ -                     $ -
                                                                   ----------------------     -------------------

Capital Share Transactions
  Shares sold                                                                  1,482,858                 416,154
  Shares issued in reinvestment of distributions                                   8,215                       -
  Shares repurchased                                                            (217,846)                (46,638)
                                                                   ----------------------     -------------------

  Net increase in capital shares                                               1,273,227                 369,516
                                                                   ======================     ===================


(a) For period of November 5, 2002 (commencement of operations) through June 30, 2003.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Changes In Net Assets - continued

                                                                                      IMS Strategic
                                                                                       Income Fund
                                                                   ----------------------------------------------


                                                                       Period ended              Period ended
Increase/(Decrease) in Net Assets due to:                              June 30, 2004     (a)   August 31, 2003   (b)
                                                                   ----------------------     -------------------
Operations
  Net investment income                                                  $     2,338,045               $ 649,544
  Net realized gain/(loss) on investment securities                            2,282,862                 (60,457)
  Net realized gain on option transactions                                        49,995                       -
  Net change in unrealized appreciation/(depreciation)                        (4,917,961)                458,995
                                                                   ----------------------     -------------------
  Net increase/(decrease) in net assets resulting from operations               (247,059)              1,048,082
                                                                   ----------------------     -------------------
Distributions
  From net investment income                                                  (2,434,737)               (632,612)
  From net realized gain                                                         (73,467)                      -
                                                                   ----------------------     -------------------
  Total distributions                                                         (2,508,204)               (632,612)
                                                                   ----------------------     -------------------
Capital Share Transactions
  Proceeds from shares sold                                                   38,730,331              28,991,779
  Reinvestment of distributions                                                2,116,574                 562,786
  Amount paid for shares repurchased                                         (14,337,696)             (2,389,587)
                                                                   ----------------------     -------------------
  Net increase in net assets resulting
     from share transactions                                                  26,509,209              27,164,978
                                                                   ----------------------     -------------------
Total Increase in Net Assets                                                  23,753,946              27,580,448
                                                                   ----------------------     -------------------

Net Assets
  Beginning of period                                                         27,580,448                       -
                                                                   ----------------------     -------------------

  End of period                                                             $ 51,334,394            $ 27,580,448
                                                                   ======================     ===================

  Accumulated undistributed net investment income
    included in net assets at end of period                                 $          -                $ 16,932
                                                                   ----------------------     -------------------

Capital Share Transactions
  Shares sold                                                                  3,548,597               2,651,244
  Shares issued in reinvestment of distributions                                 195,836                  51,196
  Shares repurchased                                                          (1,338,992)               (217,437)
                                                                   ----------------------     -------------------

  Net increase in capital shares                                               2,405,441               2,485,003
                                                                   ======================     ===================

(a) For period of September 1, 2003 through June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b) For period of November 5, 2002 (commencement of operations) through
    August 31, 2003.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Financial Highlights
For a share outstanding throughout the period

                                                                                IMS Capital Value Fund

                                                 Year ended        Year ended       Year ended       Year ended          Year ended
                                               June 30, 2004      June 30, 2003    June 30, 2002    June 30, 2001      June 30, 2000
                                            -----------------   ---------------- ----------------  ----------------    -------------

Selected Per Share Data
Net asset value, beginning of period              $ 14.05          $ 11.93            $ 13.87            $ 13.91            $ 14.56
                                            -----------------   ---------------- ----------------  ----------------    -------------
Income from investment operations
  Net investment income/(loss)                      (0.10) (a)       (0.04)              0.04              (0.05)             (0.05)
  Net realized and unrealized gain/(loss)            4.48             2.21              (0.19)              0.50               0.88
                                            -----------------   ---------------- ----------------  ----------------    -------------
Total from investment operations                     4.38             2.17              (0.15)              0.45               0.83
                                            -----------------   ---------------- ----------------  ----------------    -------------
Less Distributions to shareholders:
  From net investment income                            -            (0.03)                 -                  -                  -
  From net realized gain                            (0.48)               -              (1.79)             (0.49)             (1.48)
  From return of capital                                -            (0.02)                 -                  -                   -
                                            -----------------   ---------------- ----------------  ----------------    -------------
Total distributions                                 (0.48)           (0.05)             (1.79)             (0.49)             (1.48)
                                            -----------------   ---------------- ----------------  ----------------    -------------

Paid in capital from redemption fees                    -  (b)           -                  -                  -                  -
                                            -----------------   ---------------- ----------------  ----------------    -------------

Net asset value, end of period                    $ 17.95          $ 14.05            $ 11.93            $ 13.87            $ 13.91
                                            =================   ================ ================  ================    =============

Total Return (c)                                    31.46%           18.28%             -1.05%              3.72%             6.39%

Ratios and Supplemental Data
Net assets, end of period (000)                  $ 88,475         $ 31,405           $ 17,144           $ 11,488           $11,585
Ratio of expenses to average net assets              1.59%            1.59%              1.59%              1.59%             1.59%
Ratio of expenses to average net assets
   before waiver & reimbursement                     1.60%            2.05%              2.23%              2.28%             2.08%
Ratio of net investment income/(loss) to
   average net assets                               (0.60)%          (0.34)%             0.29%             (0.39)%           (0.36)%
Ratio of net investment income/(loss) to
   average net assets before waiver
   & reimbursement                                  (0.61)%          (0.79)%            (0.35)%            (1.09)%          (0.84)%
Portfolio turnover rate                             46.69%           44.72%             33.40%             77.87%            75.69%


(a) Net investment loss per share is based on average shares outstanding during the year.
(b)   Redemption fees resulted in less than $0.01 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Financial Highlights
For a share outstanding throughout the period

                                                                              IMS Strategic Allocation Fund

                                                                              Year ended          Period ended
                                                                            June 30, 2004        June 30, 2003   (a)
                                                                           -----------------    -----------------

Selected Per Share Data
Net asset value, beginning of period                                                $ 10.56              $ 10.00
                                                                           -----------------    -----------------
Income from investment operations
  Net investment (loss)                                                               (0.15) (b)           (0.05)
  Net realized and unrealized gain/(loss)                                              2.00                 0.61
                                                                           -----------------    -----------------
 Total from investment operations                                                      1.85                 0.56
                                                                           -----------------    -----------------
Less Distributions to shareholders:
   From net realized gain                                                              (0.11)                  -
                                                                           -----------------    -----------------
Total distributions                                                                   (0.11)                   -
                                                                           -----------------    -----------------

Paid in capital from redemption fees                                                      -  (c)               -
                                                                           -----------------    -----------------

Net asset value, end of period                                                      $ 12.30              $ 10.56
                                                                           =================    =================

Total Return (d)                                                                     17.60%               5.60% (e)

Ratios and Supplemental Data
Net assets, end of period (000)                                                    $ 20,212            $ 3,900
Ratio of expenses to average net assets                                               1.96%               1.96% (f)
Ratio of expenses to average net assets
   before waiver & reimbursement                                                      2.19%               4.75% (f)
Ratio of net investment income/(loss) to
   average net assets                                                                (1.25)%              0.85% (f)
Ratio of net investment income/(loss) to
   average net assets before waiver & reimbursement                                  (1.48)%             (3.65)%(f)
Portfolio turnover rate                                                             146.64%              226.36%


(a) For the period November 5, 2002 (Commencement of operations) through June 30, 2003.
(b) Net investment loss per share is based on average shares outstanding during the year.
(c)   Redemption fees resulted in less than $0.01 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Financial Highlights
For a share outstanding throughout the period

                                                                                   IMS Strategic Income Fund

                                                                                Period ended        Period ended
                                                                              June 30, 2004 (a)   August 31, 2003 (b)
                                                                           -------------------   -------------------

Selected Per Share Data
Net asset value, beginning of period                                                  $ 11.10               $ 10.00
                                                                           -------------------   -------------------
Income from investment operations
  Net investment income                                                                  0.60 (c)              0.61
  Net realized and unrealized gain/(loss)                                               (0.56)                 1.00
                                                                           -------------------   -------------------
Total from investment operations                                                         0.04                  1.61
                                                                           -------------------   -------------------
Less Distributions to shareholders:
  From net investment income                                                            (0.62)                (0.51)
  From net realized gain                                                                (0.02)                    -
                                                                           -------------------   -------------------
Total distributions                                                                     (0.64)                (0.51)
                                                                           -------------------   -------------------

Paid in capital from redemption fees                                                        - (d)                 -
                                                                           -------------------   -------------------

Net asset value, end of period                                                        $ 10.50               $ 11.10
                                                                           ===================   ===================

Total Return (e) (f)                                                                    0.33%                16.31%

Ratios and Supplemental Data
Net assets, end of period (000)                                                      $ 51,334              $ 27,580
Ratio of expenses to average net assets (g)                                             1.63%                 1.96%
Ratio of expenses to average net assets
   before waiver & reimbursement (g)                                                    1.63%                 2.14%
Ratio of net investment income to
   average net assets (g)                                                               6.52%                 6.77%
Ratio of net investment income to
   average net assets before waiver & reimbursement (g)                                 6.52%                 6.58%
Portfolio turnover rate                                                               163.53%                18.01%


(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its year end to June 30.
(b) For the period November 5, 2002 (commencement of operations) to August 31, 2003.
(c) Net investment income per share is based on average shares outstanding during the year.
(d)   Redemption fees resulted in less than $0.01 per share.
(e)   Not annualized.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g)   Annualized.

See accompanying notes which are an integral part of the financial statements.

                                    IMS Funds
                          Notes to Financial Statements
                                  June 30, 2004

NOTE 1.  ORGANIZATION

     IMS Capital Value Fund (the "Capital Value Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on July 25, 1996 and commenced operations on August 5, 1996. The IMS Strategic Allocation Fund (the "Allocation Fund") was organized as a non-diversified series of the Trust on September 30, 2002 and commenced operations on November 5, 2002. The IMS Strategic Income Fund (the "Income Fund") was organized as a non-diversified series of the Trust on September 30, 2002 and commenced operations on November 5, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Capital Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment advisor of each Fund is IMS Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

     Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Option writing - When each Fund writes an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has realized a gain or loss. Each Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Federal Income Taxes- The Funds' policy is to continue to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Capital Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year and period ended June 30, 2004, net investment loss of $363,122, $142,808 and $79,760 for the Capital Value, Allocation and Income Funds, respectively, was reclassed to accumulated undistributed net realized short-term gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Each Fund retains IMS Capital Management, Inc. to manage its investments. Under the terms of the respective management agreements (the "Agreements"), the Advisor manages each Fund's investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the fiscal year and period ended June 30, 2004, the Advisor earned fees, before reimbursement, of $754,922, $143,707 and $451,167 from the Capital Value Fund, Allocation Fund and Income Fund, respectively.

     The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.59% of average daily net assets with respect to the Capital Value Fund, and 1.96% of average daily net assets with respect to the Allocation Fund and Income Fund, through October 31, 2006. For the fiscal year ended June 30, 2004, the Advisor reimbursed expenses of $3,511 for the Capital Value Fund and $17,684 for the Allocation Fund. With respect to the Allocation Fund and Income Fund, any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the period ended June 30, 2004, the Income Fund repaid $11,550 to the Advisor. The remaining amounts subject to repayment by the Allocation and Income Funds, pursuant to the aforementioned conditions, at June 30, 2004, were as follows:

                                                  To be repaid
                    Fund             Amount        by June 30,
            -------------------   ------------   --------------

              Allocation Fund        $ 42,945         2006
                                       17,684         2007

              Income Fund               6,302         2006

     At June 30, 2004, the Advisor was owed $110,860, $9,934, and $64,094 from the Capital Value Fund, Allocation Fund and Income Fund, respectively, for its advisory services.

     Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For those services Unified receives a monthly fee from each Fund equal to an annual rate of 0.10% of the Fund's average daily net assets under $50 million, 0.07% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.03% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,500 per month). For the fiscal year and period ended June 30, 2004, Unified earned $56,333, $30,000, and $31,955 from the Capital Value Fund, Allocation Fund, and Income Fund, respectively. For the fiscal year ended June 30, 2004, Unified waived administrative fees of $8,424 for the Allocation Fund.

     Each Fund also retains Unified to act as each Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250), plus out-of-pocket expenses, for these transfer agency services. For the fiscal year and period ended June 30, 2004, Unified received fees of $19,008, $13,465, and $13,058 from the Capital Value Fund, Allocation Fund, and Income Fund, respectively for transfer agent services provided to the Funds and $15,006, $6,629, and $6,077 from the Capital Value Fund, Allocation Fund, and Income Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Funds. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,666). For the fiscal year and period ended June 30, 2004, Unified earned $25,748, $16,573, and $17,108 from the Capital Value Fund, Allocation Fund, and Income Fund, respectively. Certain Trustees and the officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

     Each Fund retains Unified Financial Securities, Inc., (the "Distributor") a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the fiscal year and period ended June 30, 2004. Certain Trustees and the officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, those persons may be deemed to be affiliates of the Distributor.

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 4.  INVESTMENTS

     For the fiscal year and period ended June 30, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                                           Capital Value       Allocation           Income
                                               Fund               Fund               Fund
                                          ----------------  -----------------   ---------------
Purchases
     U.S. Government Obligations             $          -       $          -      $          -
     Other                                     72,537,526         27,618,425        94,845,887
Sales
     U.S. Government Obligations             $          -       $          -      $          -
     Other                                     26,600,787         14,637,733        67,066,982

     As of June 30, 2004, the net unrealized appreciation / (depreciation) of investments for tax purposes was as follows:

                                           Capital Value     Allocation        Income
                                               Fund             Fund            Fund
                                          ----------------  -------------  ----------------
Gross Appreciation                           $ 14,056,461      $ 845,479         $ 724,403
Gross (Depreciation)                           (1,636,704)       (64,333)       (5,227,127)
                                          ----------------  -------------  ----------------
Net Appreciation/(Depreciation)
         on Investments                      $ 12,419,757      $ 781,146      $ (4,502,724)
                                          ================  =============  ================

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was $76,167,839, $19,182,702, and $55,596,064 for the Capital Value
Fund, Allocation Fund, and Income Fund, respectively. The difference between book cost and tax cost represents the tax deferral of losses on wash sales.

NOTE 5.  ESTIMATES

     Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2004, National Financial Securities Corp. ("National Financial") held 39.02% of the Capital Value Fund, 79.09% of the Allocation Fund, and 53.39% of the Income Fund, in an omnibus account for the benefit of others. As a result, National Financial may be deemed to control each Fund.

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 7. WRITTEN CALL OPTIONS

Capital Value Fund. As of June 30, 2004, the Capital Value Fund had no liabilities for written options.

     Transactions in written call options during the fiscal year ended June 30, 2004 for the Capital Value Fund were as follows:

                                                      Number
                                                        of           Premiums
                                                     Contracts        Received
                                                   -------------   -------------

Options outstanding at June 30, 2003                    758        $ 104,521

Written options                                           -                -

Options terminated in closing purchase transactions       -                -

Options expired                                           -                -

Options exercised                                      (758)        (104,521)
                                                   -------------   -------------

Options outstanding at June 30, 2004                      -        $       -
                                                   =============   =============

Income Fund. As of June 30, 2004, portfolio securities valued at $9,533,067 were held in escrow by the custodian as cover for written call options by the Income Fund.

     Transactions in written call options during the period ended June 30, 2004 for the Income Fund were as follows:

                                                       Number
                                                         of           Premiums
                                                     Contracts        Received
                                                    ------------   -------------

Options outstanding at August 31, 2003                    -          $       -

Written options                                       5,040            185,731

Options terminated in closing purchase transactions       -                  -

Options expired                                        (223)           (11,784)

Options exercised                                    (1,001)           (38,211)
                                                    -------------   ------------

Options outstanding at June 30, 2004                  3,816          $ 135,736
                                                    =============   ============

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Capital Value Fund. On December 18, 2003, the Capital Value Fund paid capital gains distributions of $0.4759 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for the fiscal years ended June 30, 2004 and 2003 was as follows:

Distributions paid from:               2004              2003
                                  ----------------  ---------------
     Ordinary income                  $         -         $ 39,209
     Short-term Capital Gain              680,525                -
     Long-term Capital Gain               880,256                -
     Return of Capital                          -           31,729
                                   ---------------  ---------------
                                      $ 1,560,781         $ 70,938
                                  ================  ===============

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

Allocation Fund. On December 18, 2003, the Allocation Fund paid a short-term capital gain distribution of $0.1134 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for the fiscal year ended June 30, 2004 and period ended June 30, 2003 was as follows:

Distributions paid from:               2004            2003
                                  ---------------  -------------
     Ordinary income                 $      -           $     -
     Short-term Capital Gain           97,684                 -
     Long-term Capital Gain                 -                 -
                -                 ---------------  -------------
                                     $ 97,684           $     -
                                  ===============  =============

Income Fund. For the period ended June 30, 2004, the Income Fund paid monthly income distributions totaling $0.6199 per share. On December 18, 2003, the Income Fund paid a short-term capital gain distribution of $0.0196 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for periods ended June 30, 2004 and 2003 was as follows:

Distributions paid from:             2004             2003
                                ---------------   -------------
     Ordinary income               $ 2,434,737       $ 632,612
     Short-term Capital Gain            73,467               -
     Long-term Capital Gain                  -               -
                                ---------------   -------------
                                   $ 2,508,204       $ 632,612
                                ===============   =============

As of June 30, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                        Capital Value    Allocation    Income
                                            Fund            Fund         Fund
                                         -------------  -------------  -------
Undistributed ordinary income            $ 656,675     $ 398,506      $ 601,454
Undistributed long-term capital gain     3,468,785       156,629      1,561,476
Unrealized appreciation/(depreciation)  12,419,757       781,146     (4,502,724)
                                         ------------- -------------  ---------
                                       $16,545,217   $ 1,336,281   $ (2,339,794)
                                         ============  =============  ==========

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

NOTE 9. CHANGE IN ACCOUNTANTS

     On March 3, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

     On March 14, 2004, the Board and the Funds' Audit Committee selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending June 30, 2004 to be effective upon the resignation of McCurdy.

                                    IMS Funds
                          Notes to Financial Statements
                            June 30, 2004 - continued

NOTE 9. CHANGE IN ACCOUNTANTS - continued

      On March 14, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Funds. McCurdy's reports on the Capital Value Fund's financial statements for the fiscal year ended June 30, 2003, the Allocation Fund's financial statements for the period ended June 30, 2003, and the Income Fund's financial statements for the period ended August 31, 2003, contained no adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods stated above and through the term of the engagement with McCurdy, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

     Neither the Funds nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds' financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
IMS Capital Value Fund
IMS Strategic Allocation Fund
IMS Strategic Income Fund
(series' of AmeriPrime Funds)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Funds comprising the IMS Capital Value, IMS Strategic Allocation, and IMS Strategic Income Portfolios as of June 30, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year and the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year and period ended June 30, 2003 for the Capital Value and Strategic Allocation Funds and for the period ended August 31, 2003 for the Strategic Income Fund and the financial highlights for the periods indicated prior to June 30, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2004 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the IMS Funds as of June 30, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen McCurdy

Westlake, Ohio  44145
August 25, 2004

Trustees and Officers (Unaudited)

Independent Trustees

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund   Principal Occupation During Past 5 Years and Other
Complex,** Term of Position with Trust                Directorships
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, 1995 to present                              Advisors Trust  since July 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003. Trustee of Access Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Trustee, December 2002 to present                     Trust since November 2002 and Unified Series Trust since
                                                      December 2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General Manager,
                                                      1990 to 2003, International Crankshaft Inc., an automotive
Trustee, December 2002 to present                     equipment manufacturing company, 1990 to present; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime
                                                      Advisors Trust since November 2002 and Unified Series Trust since
                                                      December 2002.  Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------

Interested Trustees and Principal Officers

--------------------------------------------------- ------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with      Principal Occupation During Past 5 Years
Fund Complex,** Term of Position with Trust         and Other Directorships
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Timothy L. Ashburn (1950)***                        Employed by Unified Financial Services, Inc., Chairman of
                                                    Unified Financial Services, Inc. 1989 to 2004, Chief Executive
Trustee and Chairman, December 2002 to present      Officer from 1989 to 1992 and 1994 to April 2002, and President
President, December 2002 to July 2004               from November 1997 to April 2000. Trustee of AmeriPrime Advisors
Asst. Secretary, December 2003 to present           Trust since November 2002 and Unified Series Trust since October
Secretary, June 2003 to December 2003               2002. Trustee of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Ronald C. Tritschler (1952)****                     Chief Executive Officer, Director and legal counsel of The Webb
                                                    Companies, a national real estate company, from 2001 to present;
Trustee, December 2002 to present                   Executive Vice President and Director of The Webb Companies from
                                                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The
                                                    Traxx Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since
                                                    November 2002 and Unified Series Trust since December 2002.
                                                    Trustee of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund Services, Inc. since
                                                    June 2004; Senior Vice President of Unified Fund Services, Inc.
President, July 2004 to present                     April 2003 to June 2004; Senior Vice President and Chief
                                                    Information Officer of Unified Financial Services since 1997.
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice President of Unified
                                                    Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, October      administrator and Distributor; Director, Unified Financial
2002 to present                                     Services, Inc., from 1989 to March 2002.  CFO of  AmeriPrime
                                                    Advisors Trust since October 2002 and Unified Series Trust since
                                                    December 2002.  CFO of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Carol Highsmith (1964)                              Vice President, Unified Fund Services, Inc., 2003 to present;
                                                    Employed by Unified Fund Services, Inc. (November 1994 to
Secretary, December 2003 to present                 present). Secretary of AmeriPrime Advisors Trust, Unified Series
Asst. Secretary, October 2002 to December 2003      Trust, and CCMI Funds  since December 2003.
--------------------------------------------------- ------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennslyvania, Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 29 series.

*** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

**** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

The Funds' Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the twelve month period ended June 30, 2004, are available without charge, upon request by (1) calling the Funds at
(800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Timothy L. Ashburn, Chairman
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler

OFFICERS
Anthony J. Ghoston, President
Thomas G. Napurano, Chief Financial Officer and Treasurer
Carol J. Highsmith, Secretary

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, Ohio 44145

LEGAL COUNSEL
Thompson Hine, LLP
312 Walnut St., Suite 1400
Cincinnati, Ohio 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204



This report is intended only for the information of shareholders or those who have received the Funds' prospectus which contains information about each Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

          (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

          (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

          (3)  Compliance  with  applicable   governmental   laws,   rules,  and
     regulations;

          (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

          (5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

         FY 2003           $ 23,180
         FY 2004           $ 22,400

(b)      Audit-Related Fees

                        Registrant

         FY 2003           $ 0
         FY 2004           $ 0
         Nature of the fees:
(c)      Tax Fees

                         Registrant

         FY 2003           $ 3,202
         FY 2004           $ 2,025
         Nature of the fees:        prepare tax returns

(d)      All Other Fees

                          Registrant

         FY 2003           $ 1,995
         FY 2004           $ 1,240
         Nature of the fees:        out of pockets, consents

(e)      (1)      Audit Committee's Pre-Approval Policies

          The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

         (2)      Percentages of Services Approved by the Audit Committee

                                            Registrant

                  Audit-Related Fees:       100  %
                  Tax Fees:                 100  %
                  All Other Fees:           100  %

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          Registrant

         FY 2003           $ 1,995
         FY 2004           $ 1,240

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of June 24, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code is filed herewith

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable

(b)  Certification  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      AmeriPrime Funds

By
*       /s/ Anthony Ghoston
         Anthony Ghoston, President

Date              September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*      /s/ Anthony Ghoston
         Anthony Ghoston, President

Date     September 8, 2004

By
*    /s/   Thomas Napurano
         Thomas Napurano, Chief Financial Officer and Treasurer

Date     September 8, 2004